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                                                                    EXHIBIT 99.1

                              TERMINATION AGREEMENT

      THIS AGREEMENT, dated this 5th day of January, 2005, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and ___________(the "Executive").

      W I T N E S S E T H:

      WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened Change in Control of the Corporation; and

      NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

      1. Term of Agreement. This Agreement shall commence as of January 5, 2005 and shall continue in effect until January 1, 2007 (the "Term"); provided, however, that on January 1, 2007 and on each January 1 thereafter, the Term shall automatically be extended and renewed for one (1) year unless either the Executive or the Corporation shall have given written notice to the other of its election not to renew this Agreement at least ninety (90) days prior thereto that the Term shall not be so extended; provided, further, however, that following the occurrence of a Change in Control, the Term shall not expire before the expiration of three (3) years after such occurrence.

      2. Termination Payments. In the event of a Termination (as hereinafter defined) during the Term and within three (3) years after a Change in Control, the Executive shall:

      a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to [TWO (2)] [THREE (3)] times the Executive's Annual Compensation, and

      b. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the Annual Base Salary, prorated for the length of employment during the current performance period, and

      c. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the [TWO (2)] [THREE (3)]-year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the [TWO (2)] [THREE (3)] years, the Corporation shall provide such benefits to the Executive under plans

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covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

      d. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

      3. Non-Disclosure. The Executive agrees that the Executive shall not, during the [TWO (2)] [THREE (3)] years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

      4. Definitions. For purposes of this Agreement, the following terms shall have the meaning specified.

      "Change in Control"

      a. means the occurrence of any of the following during the term of this
Agreement:

            (1) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 4(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Corporation (for purposes of this definition, a "Related Entity"), (ii) the Corporation or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

            (2) The individuals who, as of JANUARY 1, 2005, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board of Directors; or, following a Merger which results in a Parent Corporation, the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule

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      14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (3) The consummation of:

               (i) A merger, consolidation or reorganization with or into the
            Corporation or in which securities of the Corporation are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                  (A) the stockholders of the Corporation, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                  (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

                  (C) no Person other than (1) the Corporation, (2) any Related
               Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Corporation or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation.

               (ii) A complete liquidation or dissolution of the Corporation; or

               (iii) The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Corporation's stockholders of the stock of a Related Entity or any other assets).

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      b. Notwithstanding the foregoing, Change in Control shall not be deemed to occur,

         (1) solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if:

            (i) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Corporation which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or

            (ii) (A) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Corporation that such acquisition would have triggered a Change in Control (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (B) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Corporation's then outstanding Voting Securities.

         (2) if (i) the Shareholder Group (as defined in the Shareholder Agreement) acquires Beneficial Ownership of fifteen percent (15%) or more of the Corporation's Voting Securities pursuant to the terms of the Shareholder Agreement, by and between WAI, Inc. (now known as ONEOK, Inc.) and Western Resources, Inc. dated as of November 26, 1997 (the "Shareholder Agreement"), until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, but upon either of such events, the acquisition or existence of such percentage of Beneficial Ownership by Western Resources, Inc. or any of its affiliates shall constitute a Change in Control or (ii) the equity securities of the Corporation owned by the Shareholder Group are in any manner restructured with the approval of a majority of the members of the Incumbent Board (excluding Shareholder Nominees, as defined in the Shareholder Agreement).

      c. Notwithstanding anything in this Agreement to the contrary, if the Executive's employment is terminated by the Corporation without Just Cause prior to the date of a Change in

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Control but the Executive reasonably demonstrates that the termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Agreement provided a Change in Control shall actually have occurred.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      The "Occurrence Date" means the date on which a Change in Control of the Corporation occurs.

      "Shares" means the common stock, par value $.01 per share, of the Corporation and any other securities into which such shares are changed or for which such shares are exchanged.

      "Termination" means termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

         (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

         The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Executive's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Executive's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Executive's employment at any time without cause.

         (ii) By the Executive with the consent of the Board of Directors, or for "Good

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      Reason." The following circumstances shall constitute "Good Reason":

            A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive, or the failure of a successor corporation to explicitly assume this Agreement; provided, however, the Executive may consent in writing to any such demotion, loss, reduction, relocation or successor's failure to assume. The effect of any written consent of the Executive under this Section 4(e)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

      "Termination Date" means the date of the Executive's Termination.

      "Annual Compensation" means the greater of (A) the sum of (i) the Annual Base Salary last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) the Annual Base Salary last preceding the Occurrence Date, plus (ii) the Executive's target bonus for the current performance period.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Annual Base Salary" means the annual base salary of the Executive as set and approved annually by the Corporation.

      "Normal Retirement Date" means the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

      "Permanent and Total Disability" means a condition of disability of the Executive that comes within the meaning of such term under Section 22(e) of the Code.

      "Relocation" means the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.

      5. Section 280G Limitation on Payments.

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      a. The Corporation shall make the payment and provide the payments and benefits under Section 2 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 2 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall reduce such payments and benefits provided to the Executive under Section 2 of this Agreement to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code; but only if, by reason of such reduction, the net after-tax benefit to the Executive shall exceed the net after-tax benefit if such reduction were not made. "Net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 2 of this Agreement, plus
(ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under Section 2), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code. The amount of any reduction made under this Section 5(a) in the payment to which the Executive is entitled under
Section 2 of this Agreement is hereinafter referred to as the "Relinquished Amount."

      b. If the Executive's payment under Section 2 of this Agreement is reduced under Section 5(a) and, notwithstanding such reduction, the Executive subsequently pays or becomes obligated to pay any excise tax under Section 4999 of the Code on any portion of any payment or benefit the Executive receives (whether pursuant to this Agreement or otherwise) in connection with the event giving rise to the Executive's right to receive payments and benefits under
Section 2 of this Agreement, the Corporation shall pay to the Executive an amount equal to the Relinquished Amount, together with interest thereon at the rate set forth in Section 2(g) of this Agreement from the date of the payment to the Executive pursuant to Section 2 of this Agreement to and including the date of payment of the Relinquished Amount, and an amount ("Special Reimbursement") which, after payment by the Executive of any federal, state and local taxes, including any further excise tax under Section 4999 of the Code resulting from all payments and benefits received (whether pursuant to this Agreement or otherwise, and including the Relinquished Amount and this Special Reimbursement), equals the total excise tax paid or payable.

      c. The determination of whether the payments shall be reduced as provided in this Section 5 and the amount of such reduction shall be made at the Corporation's expense by an accounting firm retained by the Corporation at the time the calculation is to be performed, or one selected by the Corporation from among the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Corporation and the Executive within ten (10) days of the Termination Date. If the Accounting Firm determines that no excise tax is payable by the Executive with respect to the payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no excise tax will be imposed with respect to any such payments and, absent manifest error, such

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Determination shall be binding, final and conclusive upon the Corporation and the Executive. If the Accounting Firm determines that an excise tax would be payable, the Executive shall have the right to accept the Determination of the Accounting Firm as to the extent of the reduction, if any, pursuant to this
Section 5, or to have such Determination reviewed by an accounting firm selected by the Executive, at the expense of the Corporation, in which case the determination of such second accounting firm shall be binding, final and conclusive upon the Corporation and Executive.

      6. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 2 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 14 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 5(a) is appropriate.

      7. Consideration. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

      8. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

      9. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

      10. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

      11. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Corporation shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

      12. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of

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this Agreement or such provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.

      13. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein; provided, however that any severance agreements, plans and policies that currently affect the Executive as provided for in the Purchase Agreement and Closing Documents between ONEOK, Inc. and CCE Holdings, LLC, (the "CCE Severance Benefits") shall continue to be applicable. However, any benefit that becomes payable under the CCE Severance Benefits shall offset benefits that may become payable under this Agreement so that severance benefits are not duplicated. The Executive shall not be entitled to participate in ONEOK, Inc.'s Severance Pay Policy.

      14. Arbitration.

      a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

      b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

      c. The place of arbitration shall be Tulsa, Oklahoma.

      d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

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IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                            ___________________________________
                                                "Executive"

                                            ONEOK, Inc.

                                            By_________________________________
                                                David Kyle, Chairman,
                                                Chief Executive Officer and
                                                President
                                                "Corporation"

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